                                                                    EXHIBIT 10.7

               SUBJECT TO ORACLE MANAGEMENT REVIEW AND APPROVAL

                                 AMENDMENT TWO
                                    to the
                                  ORDER FORM
                                    between
                              ORACLE CORPORATION
                                      and
                          TORCH ENERGY ADVISORS, INC.

This document ("Amendment Two") amends the Order Form (the "Order Form") dated August 26, 1998 placed in accordance with the Network License Order Form dated May 12, 1998 between Torch Energy Advisors, Inc. ("Customer") and Oracle Corporation ("Oracle"). The parties hereby agree to amend the Order Form as follows:

1. With respect to the 250 Full Use/Concurrent Device licenses of the Oracle Energy "Financial" Bundle Programs in Section A of the Order Form ("250 Financial Program Licenses"), Oracle, Customer and Novistar, Inc. ("Novistar") agree that Section C.4 (added to the Order Form pursuant to Amendment One dated August 31, 1998 to the Order Form) is deleted and instead the parties agree as follows:

     (a) As of the Effective Date of this Amendment Two, such 250 Financial Program licenses shall be assigned to Novistar. In that regard, Novistar hereby agrees to be bound by the terms of the Order Form and the Software License and Services Agreement ("SLSA") dated February 18, 2000 between Oracle and Novistar. Novistar agrees that such 250 Financial Program licenses shall be goverened by the terms of the SLSA.
     (b) Novistar shall be entitled to use such 250 Financial Program licenses to provide "Hosting Services", as defined in the Sales Addendum dated February 18, 2000 to the SLSA between Novistar and Oracle ("Sales Addendum") to a customer of Novistar ("End-User"), provided such Hosting Services are, at all times, provided simultaneously in conjunction with Novistar providing Hosting Services with respect to Alliance Member Programs to the same End-User. Novistar shall provided the names of each End-User and the number of licenses of each of the Financial Programs being accessed by each such End-User for such Hosting Services within 30 days of commencing such Hosting Services. Notwithstanding the foregoing, the provisions of Section 5.1.2(a)(6) and 5.1.2(a)(7) providing for termination of licenses upon termination of Hosting Services or Outsourcing Services shall not apply to such 250 Financial Program Licenses.
     (c) End-User personnel and devices accessing the Financial Programs for which such Hosting Services are being provided by Novistar shall be counted towards the 250 Full Use/Concurrent Device licensing limitation in the Order Form.
     (d) Novistar agrees to be responsible and to indemnify Oracle for all damages or losses resulting from the breach of the Order form or Agreement by an End-User.

2.  Section C.1 of the Order Form is hereby deleted.

3.  Novistar shall be entitled to the following:

    Additional Programs. For a period of 2 years from the Effective Date of this Amendment Two, Novistar may add the Programs in the Categories specified below to this Order Form if such Programs are available in production release and are listed on Oracle's U.S. Price List for installation on the Designated Systems types as of the Effective Date. Such Programs shall only be used for Novistar's internal business operations and may not be used to provide Hosting Services. The license fee for such Programs shall be at the discounts, specified below, off Oracle's standard applicable list license fees in effect as of the Effective Date. Upon Novistar's exercise of this option, Oracle shall ship the Programs to Novistar pursuant to the Miscellaneous section above. Novistar may acquire Technical Support from Oracle for such Programs under Oracle's Technical Support fees and policies in effect when an order is placed.

               SUBJECT TO ORACLE MANAGEMENT REVIEW AND APPROVAL




                                                                             Discount off Oracle's
Categories (see attached exhibit)      License Level      License Type       List License Fees
------------------------------------   -------------   -------------------   ---------------------
 Database Programs                     Full Use        Named or Concurrent           30%
 Tools Programs                        Full Use        Named or Developer            30%
 Education Applications                Full Use        Named                         30%

Subject to the modifications herein, the Order Form shall remain in full force and effect.

The Effective Date of this Amendment Two is February 18, 2000.


TORCH ENERGY ADVISORS, INC.                     ORACLE CORPORATION                            NOVISTAR, INC.
BY: /s/ Roland E. Sledge                        BY: /s/ Shelley S. Curtis                    BY: /s/ Michael B. Smith
   -------------------------                       -----------------------------                -----------------------------
NAME: Roland E. Sledge                          NAME: Shelley S. Curtis                      NAME: Michael B. Smith
     -----------------------                          --------------------------                  ---------------------------
TITLE: Managing Director                        TITLE: Assistant General Counsel             TITLE: Vice-President
      ----------------------                          --------------------------                   --------------------------